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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                     DATED MAY 1, 2003, AMENDED MAY 5, 2003

SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the All Cap Core
Trust:

DEUTSCHE ASSET MANAGEMENT, INC. ("DEAM") - All Cap Core Trust

      Janet Campagna, Managing Director of DeAM and portfolio manager, and Robert Wang, Managing Director of DeAM and portfolio manager, are taking over portfolio management duties on the All Cap Core Trust from Joshua Feuerman, Michael Patchen and David Koziol. Ms. Campagna is the head of DeAM's Advance Research and Quantitative Strategies Group. Ms. Campagna joined DeAM in 1999 and currently oversees $250 billion in global asset allocation assets. Mr. Wang is Senior Portfolio Manager for the Multi-Asset Class Quantitative Strategies Group. Mr. Wang joined DeAM in 1995 and currently oversees over $2.4 billion in global quantitative equity assets.

MIT.SUP.053003

                   THE DATE OF THIS SUPPLEMENT IS MAY 30, 2003